SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                February 1, 1999


           AMERICA FIRST TAX EXEMPT MORTGAGE FUND LIMITED PARTNERSHIP
           ----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware      	                   					              0-14314
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(State of Formation)						                          (Commission File Number)

                                  47-0695511
                     ------------------------------------
                     (IRS Employer Identification Number)


   Suite 400, 1004 Farnam Street,
          Omaha, Nebraska                                             68102
----------------------------------------                            ----------
(Address of principal executive offices)	                           (Zip Code)


	                               (402) 444-1630
              --------------------------------------------------
	            (Registrants' telephone number, including area code)

	                               Not applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)





































     Item 5. Other Events. On February 1, 1999, America First Tax Exempt Mortgage Fund Limited Partnership, a Delaware limited partnership (the "Registrant") was merged with and into America First Tax Exempt Investors, L.P. ("Tax Exempt Investors"). Tax Exempt Investors is the surviving limited partnership of the merger and, therefore, the separate existence of the Registrant ended as of the effective date of the merger. All assets, liabilities and business operations of the Registrant have been transferred to and assumed by Tax Exempt Investors as a result of the merger. In addition, all partners of the Registrant, including the holders of Beneficial Unit Certificates representing assigned limited partner interests in the Registrant ("BUCs"), became partners or BUC holders of Tax Exempt Investors on the effective date of the merger.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              AMERICA FIRST TAX EXEMPT MORTGAGE
                              FUND LIMITED PARTNERSHIP, the Registrant

                              By America First Capital Associates Limited
                                Partnership Two, its general partner

                              By America First Companies L.L.C., its general
                                partner


                              By /s/ Michael Thesing
                                 ---------------------------------------------
                                Michael Thesing, Vice President and Principal Financial Officer

     Dated February 1, 1999







































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